SUPPLEMENT TO THE FIDELITY DESTINY PORTFOLIOS:
DESTINY I AND DESTINY II
NOVEMBER 19, 1998
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION IN THE
"DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 26.

AUDITOR. PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts served as independent accountant for each fund for the most recent fiscal period. The auditor examined financial statements for the funds and provided other audit, tax, and related services.

AUDITOR. Effective February 18, 1999, Deloitte & Touche LLP, 125
Summer Street, Boston, Massachusetts serves as independent accountant for each fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.